--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Foreign Bond Funds
--------------------------------------------------------------------------------
                                  June 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
FOREIGN BOND FUNDS
-------------------------
* After a strong 1998, developed country bonds fell sharply in the first half of 1999 as U.S. growth remained strong and the euro was weak against the dollar.
* Emerging market bonds rebounded strongly from last year's steep declines, helped by indications of recovery in Asia and stability in Latin America.
* The International Bond and Global Bond funds posted negative returns for the first half, while the Emerging Markets Bond Fund delivered a solid gain.
* Despite this difficult period, the outlook for global bonds remains positive, and the struggling euro is likely to firm in the second half.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     The first six months of 1999 were difficult for investors in high-quality bonds around the world, as rising interest rates and a weak euro produced negative total returns. Whereas in 1998 investors enjoyed strong returns driven by a flight to quality in U.S. and European government bonds, those trends unraveled in the first half.

     With the U.S. economy and, therefore, the dollar stronger than expected, U.S. Treasuries and European government bonds -- especially those denominated in euros -- lost their safe-haven appeal and fell sharply. Last year's villains, emerging market bonds, became this year's heroes as the outlook for emerging economies improved. Given this backdrop, the Global Bond Fund and the International Bond Fund posted sharp declines in the period, while the Emerging Markets Bond Fund delivered a solid gain.

================================================================================

MARKET ENVIRONMENT
================================================================================
    DEVELOPED MARKETS PERFORMANCE
    -----------------------------
                                    In Local         In U.S.
    6 Months ended 6/30/99          Currency         Dollars
    ----------------------          --------         -------
    Australia                        -2.37%           5.35%
    France                           -1.27           -13.29
    Germany                          -0.69           -12.79
    Italy                            -1.17           -13.21
    Japan                             2.58            -4.41
    Spain                            -1.20           -13.23
    United Kingdom                   -1.94            -7.10
    United States                    -2.77            -2.77

    Source: J.P. Morgan.
================================================================================

     Every developed market except Australia posted a negative total return in U.S. dollar terms for the period, as shown in the table. (Australia benefited from the strength of its dollar.) The rise of the U.S. dollar reflected the dynamic performance of the U.S. economy, particularly compared with the lackluster -- but improving -- economies elsewhere. While the rise in bond yields was greatest in the U.S. -- where the 30-year Treasury yield rose from about 5% to above 6% -- euro zone bonds were hit hardest (in dollar terms) due to the surprising 13% decline of the euro against the dollar. (The Japanese yen also fell more than 6.5%.) Fear of a reawakening of inflation also rattled fixed income markets in the first half, but despite U.S. unemployment near 4% and rising oil prices, we have yet to see statistical evidence of it.

     The euro was greeted optimistically early on, but went into a steady slide in mid-January, hurt by weak European economies, political turmoil, and war in the Balkans. Euro zone economies showed signs of recovery in the second quarter, and with inflation stable at about 1%, prospects for bonds were good. But falling U.S. bonds dragged European government bonds lower, as higher U.S. yields made Treasuries more attractive by comparison. The yield on 10-year euro bonds rose more than 50 basis points in June (100 basis points equal one percentage point).

     An interesting feature of EMU has been the rapid development of the European nongovernment markets, especially asset-backed and corporate bonds. The latter was boosted by increased merger and acquisition activity spurred by the advent of the single currency. Investor demand in these markets has been robust.

     Japanese GDP grew at a surprising annualized rate of nearly 8% in the first quarter. This was much heralded by investors, but in reality GDP was flat compared with the year-earlier period. There are welcome signs that the Japanese economy is bottoming, though it is too early to predict a decent recovery, and also encouraging signs of corporate restructuring. The attendant job loss could dampen consumer demand and pressure the government to keep borrowing to stimulate the economy. Despite these concerns, Japan was one of the better-performing bond markets.

================================================================================
          INFORMATION ON YEAR-END DISTRIBUTIONS
          -------------------------------------
          To help you with tax planning,  we try to give you
          a good idea of the  per-share  income and  capital
          gain  amounts  our  funds  may   distribute   near
          year-end.   In  late  October,   we  will  provide
          estimates of these amounts,  which will be paid on
          December 16, 1999,  to  shareholders  of record on
          December  14.  These  preliminary  numbers will be
          included   in  The   Price   Report   mailing   to
          shareholders  in late  October  and  will  also be
          available on our Web  siteNwww.troweprice.com.  We
          hope that these preliminary numbers will be useful
          to you in  approximating  the income  and  capital
          gains  taxes  you  may  pay  on  distributions  to
          taxable  accounts.  If your fund  distributed  any
          capital  gains  earlier in 1999,  you can find the
          amounts on your statements and should include them
          in your tax planning calculations.  Please keep in
          mind that the numbers are not final and are likely
          to be revised  before the December 14  declaration
          and record date. As the fall  progresses,  you may
          want to check our Web site for  revisions.  If you
          would like  information on tax matters relating to
          mutual  funds,   please  visit  our  Web  site  to
          download our Insights report,  Tax Information for
          Mutual Fund Investors,  or call  1-800-225-5132 to
          request a copy.
============================================================
     EMERGING MARKETS PERFORMANCE
    ----------------------------
                                                In U.S.
    6 Months Ended 6/30/99                      Dollars
    ----------------------                      -------
    Emerging Markets Bond Index Plus             10.57%
    Brady Indexes (by issuer): *
              Argentina                           0.18
              Brazil                             17.35
              Mexico                              3.35
              Poland                             -3.36
              Venezuela                          20.86

     * Brady bonds are restructured debt obligations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

    Source: J.P. Morgan.
================================================================================

     Emerging markets again endured a roller coaster period. Despite Brazil's currency devaluation in January, emerging market bonds posted a solid return, helped by double-digit nominal yields and a recovery in prices. The ample liquidity provided by central banks around the world in late 1998 and early 1999 contributed to a bounce in emerging market debt. Investors were also encouraged by signs of economic recovery in Asia and by the so far limited impact of Brazil's devaluation on inflation, interest rates, and regional economies. Better funding conditions from the International Monetary Fund caused a nearly 100% rebound in Russian bonds, mostly in the second quarter.

================================================================================
GLOBAL BOND FUND
================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99             6 Months        12 Months
    ---------------------             --------        ---------
    Global Bond Fund                   -8.21%           -0.56%
    J.P. Morgan Global Government
    Bond Index                         -7.19             3.63
================================================================================

     Performance was disappointing for the past six and 12 months, weighed down both by falling U.S. bond prices and the weak euro. Your fund's returns were negative, as shown in the table, and were behind our benchmark, which was also weak. Results versus the index were hurt early in the first half by our overweighting in the euro and in long-duration bonds in the U.S. and Europe. We subsequently scaled back to a neutral position in the euro versus the index and reduced duration from 6.4 years six months ago to 5.9 years by selling longer-term U.S. bonds. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.) Credit quality remained very high at AA+. (See the Portfolio Highlights table on page 10.) At the end of the period, the portfolio's total euro exposure stood at 35.7% compared with 41% six months ago. We remain optimistic about the euro and European bond markets, as discussed in the report's Outlook section. We took advantage of the expansion of the European credit markets (a major benefit of the new single currency) to build a position in nongovernment bonds, particularly high-yield (below investment-grade) bonds. In contrast to the investment-grade sector, new high-yield issues were priced attractively to promote interest in this fledgling asset class.

     [Global Bond Fund Geographic Diversification pie chart shown here with the following wedges (in order): United States 36%; Germany, 13%; United Kingdom, 8%; Australia, 6%; France, 5%; Netherlands 4%; Sweden, 4%; and Other and Reserves, 24%.]

     Unflagging U.S. growth and signs of recovery in Japan and the emerging markets hurt high-quality U.S. bonds, as investors worried that the Federal Reserve would take back the three monetary easing moves it instituted last year in a successful effort to restore confidence in the markets. The yield on 10-year Treasuries rose about 1.25 percentage points. Then on June 30 the Fed raised its key federal funds rate by a quarter of a percentage point, but announced a neutral stance on future increases. This was interpreted as a signal that further rate increases are not inevitable but are still likely unless tight conditions in the labor markets ease. We reduced our allocation to U.S. bonds to 36%, from about 42% at year-end.

     We retained our underweighting in both Japanese bonds and the yen. The fund's total exposure to Japanese bonds stood at 1% on June 30, while exposure to the yen was 10.6%. We increased exposure to Australian bonds (6% of net assets) and the Australian dollar, to a slight overweight position, and this also benefited shareholders. Australia seems to have come through the Asian troubles of the past two years virtually unscathed, and its economy and currency were helped by the recent revival in commodity prices. The fund also benefited in the first half from its exposure to emerging market bonds (7.6% of net assets on June 30), which are not represented in the index. The attractive nominal yields available in emerging market debt offset its higher volatility.

================================================================================
INTERNATIONAL BOND FUND
================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99             6 Months        12 Months
    ---------------------             --------        ---------
    International Bond Fund            -9.60%            1.18%
    J.P. Morgan Non-U.S. Dollar
    Government Bond Index              -9.33             4.47
================================================================================

     As with the Global Bond Fund, performance was also disappointing for the periods under review. The two portfolios are run similarly, with the difference that the International Bond Fund generally does not invest in the U.S., and does not attempt, for the most part, to hedge against currency risk. (The U.S. bonds shown in the chart on page 6 are not denominated in U.S. dollars.) Indeed, a key reason for choosing the International Bond Fund over the Global Bond Fund is to protect a portion of your assets from possible weakness in the U.S. dollar. This strategy was not beneficial in the past six months.

     The fund returned -9.60% in the six-month period, in line with the benchmark, and managed a slight 1.18% gain for the past 12 months, which lagged the benchmark. Early in the first half, we overweighted the euro and longer-duration bonds in Europe, which were negatives for performance. We then moved to a more neutral position in the euro versus the index, and reduced duration. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.) Last year, the fund had benefited from our longer duration in Europe, as rates fell. Since then, we have trimmed duration from 6.1 years to 5.9 years. Credit quality remained excellent at AA+. (See the Portfolio Highlights table on page 10.)

     Our total euro exposure as of June 30 stood at 54.3%, compared with 56% six months ago. We remain positive about the euro and European bond markets, as we discuss in the report's Outlook section. Last year's move to increase exposure to bonds in Greece and duration in Sweden and Denmark was helpful, since they performed well in relative terms (those three countries did not participate in the first round of EMU). Subsequently, we reduced our positions.

     [International Bond Fund Geographic Diversification chart pie chart shown here with the following wedges (in order): Germany, 19%; United Kingdom, 12%; France, 7%; Supranational*, 8%; Sweden, 6%; Australia, 5%; United States, 7%; and Other and Reserves, 36%.] * Bonds issued by multigovernment agencies such as the World Bank.

     An important benefit of the euro has been the significant expansion of the corporate bond sector of the European credit markets. To take advantage of this, we built a position in nongovernment bonds, particularly high-yield (below investment-grade) bonds. Debt offerings in this sector were attractively priced (unlike many in the investment-grade sector) to promote interest in this relatively new asset class.

     We remained underweight in Japanese bonds and somewhat less so in the yen. The fund's total holdings of Japanese bonds stood at 2.8% on June 30, while exposure to the yen was 15.9%. Exposure to Australian bonds (5% of net assets) and the Australian dollar was increased to a slight overweight position, and this also benefited shareholders. The Australian dollar has been one of strongest currencies in the world this year, and the country was relatively unscathed by the Asian crisis. Our allocation to emerging market debt (8% of net assets on June 30), which is not represented in the index, was a modest positive for per-formance. These securities hurt us last year, but the attractive yields available on emerging market bonds help offset their high volatility.

================================================================================
EMERGING MARKETS BOND FUND
================================================================================
   PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99             6 Months         12 Months
    ---------------------             --------         ---------
    Emerging Markets Bond Fund          7.84%          -14.98%
    J.P Morgan Emerging Markets
    Bond Index Plus                    10.57            -4.27
================================================================================

     Emerging market debt recovered strongly in the first half, helped by the U.S. Fed's rate cuts last fall, improved global economic activity, recovering oil prices, and some positive steps by the Brazilian government. Your fund gained 7.84% for the period, which was solid in absolute terms but lagged the benchmark. The improved outlook for emerging economies was not enough to make up for last year's losses in the sector, and the fund's deeply negative return for the past 12 months also trailed the index. Your fund's shortfall relative to the index was due to our more defensive strategy of limiting holdings in the big Latin debtor nations of Brazil, Argentina, and Mexico. These countries account for a huge portion of the index -- partly by virtue of the sheer size of their government debt. Brazil recovered strongly following its devaluation in January. The Brazilian congress was finally persuaded to pass key fiscal reforms, a new IMF aid package was agreed upon, and a new, credible central bank chief was appointed. These steps helped interest rates come down to about 20%. Inflation did not spiral out of control, and the Mexican economy remained strong thanks to its ties to the U.S. As a result, Latin assets, particularly Brazilian debt, rose sharply. Although we held a sizable 18% position, results would have benefited from an even larger exposure.

     [Emerging Market Geographic Diversification pie chart shown here with the following wedges (in order): Brazil, 18%; Argentina, 15%; Mexico, 12%; Bulgaria, 9%; Russia, 9%; Venezuela, 6%; Nigeria, 5%; and Other and Reserves, 26%.]

     Performance for the six months was helped by our position in Russia, where bonds nearly doubled after being virtually wiped out last year. Our Bulgarian bonds also did well. Exposure to Nigeria and Peru hurt performance in the first half.

     Interest rate sensitivity was neutral for most of the period. We short-ened duration to 4.6 years from 5.1 years at the end of 1998. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of five years will rise about 5% in response to a one-percentage-point decline in rates, and fall about 5% in response to an equivalent increase in rates.) Credit quality declined slightly to BB, from BB+ six months ago. (See the Portfolio Highlights table on page 11.)

     The fund's overweighting in Russia, where we had 19% of net assets a year ago, hurt performance for the 12-month period, since it was Russia's default and devaluation that triggered a global financial crisis. We sharply cut exposure to Russian debt to about 3.5% of net assets by the end of the year, but have since increased it modestly to about 9% of net assets as of June 30, helped by the dramatic rebound in Russian bond prices.

     We reduced exposure to Nigeria, Poland, Peru, and Argentina in the first half, but we maintained our diversified approach with 21 countries represented in the portfolio, versus just 15 in the J.P. Morgan Emerging Markets Bond Index Plus. We have tried to find values in a broader array of countries, especially in emerging Europe and Africa, not because we are negative on Latin America, but because we believe broader diversification in such a volatile investment area is more beneficial for shareholders in the long run.

================================================================================
OUTLOOK
================================================================================

     Somewhat battered but unbowed by the painful experience of the past six months, we remain positive on bonds in general and on Europe and the euro, in particular. The new currency has become undervalued, in our view, following its steady decline toward parity with the U.S. dollar. However, a rising, record trade deficit in the U.S. will likely constrain the economic expansion and sap some of the dollar's strength. More effective political leadership in Germany and the European Commission should enhance growth prospects in Europe, where recent economic data have been encouraging. An improvement in the relative economic strength of the EMU compared with the U.S., the U.K., and Japan should also help the euro find its feet. Increasing price transparency on the Continent as a result of the euro should hold down inflation, allowing the European Central Bank to keep short-term rates low. We believe these developments will provide a positive backdrop for European bond markets.

     Our outlook is cautious on the yen and skeptical on Japanese bonds, where we expect a huge new supply of government bonds, as mentioned. We continue to find emerging market bonds attractive due to their high yields and improved global growth prospects, though renewed political opposition to fiscal reforms in Latin America is cause for concern. Russia appears to be serious about undertaking a level of reform sufficient to ensure continued aid from the West.

     One wild card for the global bond markets is the approach of 2000. Whether or not there is any actual economic impact, concern about potential Y2K computer glitches is expected to hurt liquidity in the bond markets, especially for lower-quality debt. Major investment banks will be pruning inventories of such bonds in advance of the New Year to avoid potential problems. By the same token, we anticipate a slowdown in business spending ahead of Y2K, which is positive for inflation and interest rates.

     All in all, our outlook is positive. Inflation is likely to stay contained around the world, which is favorable for bonds. We expect cost pressures from the long-running U.S. expansion to abate and do not anticipate significant inflationary pressures from rising commodity prices. In addition, a good deal of global excess manufacturing capacity remains, which suggests the disinflationary trend of recent years could continue. At the same time, productivity remains high in the U.S. economy, reflecting declining unit labor costs. After the sell-off in high-quality bonds in the first half, bond yields look attractive in both real (after inflation) and nominal terms.

Respectfully submitted,

/s/

Peter B. Askew
Executive Vice President

July 22, 1999
================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    KEY STATISTICS
    --------------
                                                        12/31/98       6/30/99
                                                        --------       -------
GLOBAL BOND FUND
----------------
Price Per Share                                          $10.51         $9.34
Dividends Per Share
     For 6 months                                          0.25          0.21
     For 12 months                                         0.53          0.47
Dividend Yield *
     For 6 months                                          5.01%         4.48%
     For 12 months                                         5.40          4.81
Weighted Average Maturity (years)                         10.0           9.4
Weighted Average Effective Duration (years)                6.4           5.9
Weighted Average Quality **                                AA+           AA+
International Bond Fund
Price Per Share                                          $10.46         $9.17
Dividends Per Share
     For 6 months                                          0.25          0.19
     For 12 months                                         0.51          0.44
Dividend Yield *
     For 6 months                                          4.91%         4.12%
     For 12 months                                         5.31          4.57
Weighted Average Maturity (years)                          9.0           8.5
Weighted Average Effective Duration (years)                6.1           5.9
Weighted Average Quality **                                 AA+          AA+

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    KEY STATISTICS
    --------------
                                                          12/31/98      6/30/99
                                                          --------      -------
EMERGING MARKETS BOND FUND
--------------------------
Price Per Share                                            $9.23         $9.38
Dividends Per Share
     For 6 months                                           0.65          0.55
     For 12 months                                          1.31          1.20
Dividend Yield *
     For 6 months                                          13.42%        12.55%
     For 12 months                                         11.83         13.44
Weighted Average Maturity (years)                          14.1          14.3
Weighted Average Effective Duration (years)                 5.1           4.6
Weighted Average Quality **                                 BB+            BB

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.

================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------

PERFORMANCE COMPARISON
----------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

[Global Bond Fund SEC chart shown here]

[International Bond Fund SEC chart shown here]

[Emerging Markets Bond Fund SEC chart shown here]

    AVERAGE ANNUAL COMPOUND TOTAL RETURN
    ------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since Inception
Periods Ended 6/30/99         1 Year    5 Years  10 Years   Inception      Date
---------------------         ------    -------  --------   ---------      ----
Global Bond Fund               -0.56%    5.64%       -        5.91%    12/31/90
International Bond Fund         1.18     5.45      8.67%      8.02      9/10/86
Emerging Markets Bond Fund    -14.98       -         -       12.04     12/30/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Global Bond Fund
------------------------------
Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------

                              6 Months        Year
                                 Ended       Ended
                               6/30/99    12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
  NET ASSET VALUE
  Beginning of period       $    10.51  $     9.90  $    10.35  $    10.26  $     9.22  $    10.08
--------------------------------------------------------------------------------------------------------
  Investment activities
    Net investment income         0.20*       0.53*       0.54*       0.56*       0.59*       0.54*
    Net realized and
    unrealized gain (loss)       (1.05)       0.61       (0.39)       0.09        1.04       (0.84)
--------------------------------------------------------------------------------------------------------
    Total from
    investment activities        (0.85)       1.14        0.15        0.65        1.63       (0.30)
--------------------------------------------------------------------------------------------------------
  Distributions
    Net investment income        (0.21)      (0.53)      (0.49)      (0.56)      (0.59)      (0.51)
    Net realized gain            (0.11)          -       (0.11)          -           -       (0.02)
    Tax return of capital            -           -           -           -           -       (0.03)
--------------------------------------------------------------------------------------------------------
    Total distributions          (0.32)      (0.53)      (0.60)      (0.56)      (0.59)      (0.56)
--------------------------------------------------------------------------------------------------------
  NET ASSET VALUE
  End of period             $     9.34  $    10.51  $     9.90  $    10.35  $    10.26  $     9.22
==Ratios/Supplemental=Data==============================================================================

  Total return=                  (8.21)%*    11.93%*      1.61%*      6.59%*     18.13%*     (3.06)%*
--------------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets              1.00%*++    1.00%*      1.20%*      1.20%*      1.20%*      1.20%*
--------------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                      4.23%*++    5.29%*      5.38%*      5.48%*      6.08%*      5.57%*
--------------------------------------------------------------------------------------------------------
  Portfolio turnover rate       136.2%++     136.2%      153.2%      262.6%+     290.7%      254.1%
--------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)            $  35,207    $  41,926   $  44,069   $  55,869   $   28,207  $  36,516
--------------------------------------------------------------------------------------------------------

=    Total  return  reflects  the rate that an investor  would have earned on an investment  in the fund during each period,  assuming  reinvestment  of all distributions.
*    Excludes  expenses in excess of a 1.20%  voluntary  expense  limitation  in effect through 12/31/97 and a 1.00% voluntary expense  limitation in effect through 12/31/00.
+    Excludes the effect of the  acquisition  of the  Short-Term  Global  Income
     Fund's assets.
++   Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Bond Fund
-------------------------------------
Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------

                              6 Months        Year
                                 Ended       Ended
                               6/30/99    12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
  NET ASSET VALUE
  Beginning of period       $    10.46  $     9.58  $    10.46  $    10.46  $     9.34  $    10.34
------------------------------------------------------------------------------------------------------

  Investment activities
    Net investment income         0.18        0.51        0.54        0.60        0.62        0.60
    Net realized and
    unrealized gain (loss)       (1.17)       0.88       (0.87)       0.11        1.24       (0.79)
------------------------------------------------------------------------------------------------------

    Total from
    investment activities        (0.99)       1.39       (0.33)       0.71        1.86       (0.19)
------------------------------------------------------------------------------------------------------

  Distributions
    Net investment income        (0.19)      (0.51)      (0.46)      (0.60)      (0.62)      (0.60)
    Net realized gain            (0.11)         -        (0.09)      (0.11)      (0.12)      (0.21)
------------------------------------------------------------------------------------------------------

    Total distributions          (0.30)      (0.51)      (0.55)      (0.71)      (0.74)      (0.81)
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE

  End of period             $     9.17  $    10.46  $     9.58  $    10.46  $    10.46  $     9.34

==Ratios/Supplemental=Data============================================================================

  Total return*                  (9.60)%     15.03%      (3.17)%     7.13%       20.30%      (1.84)%
------------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets              0.91%+     0.88%       0.86%       0.87%       0.90%       0.98%
------------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                      3.93%+     5.19%       5.38%       5.86%       6.10%       6.07%
------------------------------------------------------------------------------------------------------
  Portfolio turnover rate        95.1%+      128.9%      155.9%      234.0%      237.1%      345.2%
------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in millions)             $     843   $   926     $      826  $      969  $    1,016  $      738
------------------------------------------------------------------------------------------------------

*    Total  return  reflects  the rate that an investor  would have earned on an investment  in the fund during each period,  assuming  reinvestment  of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Bond Fund
----------------------------------------
Unaudited
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                               6 Months      Year                      12/30/94
                                  Ended     Ended                       Through
                                6/30/99  12/31/98  12/31/97  12/31/96  12/31/95
NET ASSET VALUE
Beginning of period            $   9.23  $  13.71  $  12.97  $  10.67  $ 10.00
--------------------------------------------------------------------------------

Investment activities
  Net investment income            0.43      1.31*     1.16*     1.00*    1.03*
  Net realized and unrealized
   gain (loss)                     0.27      (4.29)    0.97++    2.72     1.38
--------------------------------------------------------------------------------

  Total from investment
   activities                      0.70     (2.98)     2.13      3.72     2.41
--------------------------------------------------------------------------------

Distributions
  Net investment income           (0.55)    (1.31)    (1.15)    (1.01)   (1.02)
  Net realized gain                   -     (0.19)    (0.24)    (0.41)   (0.72)
--------------------------------------------------------------------------------

  Total distributions             (0.55)    (1.50)    (1.39)    (1.42)   (1.74)
--------------------------------------------------------------------------------
NET ASSET VALUE
================================================================================
End of period                  $   9.38  $   9.23  $  13.71  $  12.97  $ 10.67
================================================================================
Ratios/Supplemental=Data========================================================

Total return=                       7.84%  (23.09)%*  16.83%*   36.77%*  25.81%*
--------------------------------------------------------------------------------
Ratio of total expenses to
   average net assets               1.25%+   1.25%*    1.25%*    1.25%*   1.25%*
--------------------------------------------------------------------------------
Ratio of net investment income
   to average net assets            9.52%+   11.52%*   8.61%*    8.37%*  10.20%*
--------------------------------------------------------------------------------
Portfolio turnover rate            70.1%+    78.4%     87.6%     168.7%  273.5%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $  167,908 $ 148,111 $ 113,419 $  39,862 $  9,989
--------------------------------------------------------------------------------
= Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.
++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Global Bond Fund
------------------------------
Unaudited                                                         June 30, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                       Par/Shares         Value
                                                               In thousands
ARGENTINA=0.7%=================================================================

Government Bonds 0.7%
Republic of Argentina
    FRB, 5.938%, 3/31/05                        USD           70  $         60
-------------------------------------------------------------------------------
    Par, FRN, 6.00%, 3/31/23                                 275           176
-------------------------------------------------------------------------------
Total Argentina  (Cost $266)                                               236
-------------------------------------------------------------------------------


AUSTRALIA=6.0%=================================================================

Government Bonds 6.0%
Commonwealth of Australia
    9.00%, 9/15/04                              AUD        2,030         1,524
-------------------------------------------------------------------------------
    8.75%, 8/15/08                                           780           603
-------------------------------------------------------------------------------
Total Australia  (Cost $2,188)                                           2,127
-------------------------------------------------------------------------------


BRAZIL=0.6%====================================================================

Government Bonds 0.6%
Federative Republic of Brazil (Class C),
    8.00%, 4/15/14                              USD          299           195
-------------------------------------------------------------------------------
Total Brazil  (Cost $192)                                                  195
-------------------------------------------------------------------------------


BULGARIA=1.2%==================================================================

Government Bonds 1.2%
National Republic of Bulgaria
    FLIRB, STEP, 2.50%, 7/28/12                              660           403
-------------------------------------------------------------------------------
Total Bulgaria  (Cost $399)                                                403
-------------------------------------------------------------------------------

CANADA=2.4%====================================================================

Government Bonds 2.4%
Government of Canada, 5.00%, 9/1/04             CAD          780           521
-------------------------------------------------------------------------------
Province of Alberta, 8.00%, 3/1/00                           450           311
-------------------------------------------------------------------------------
Total Canada  (Cost $861)                                                  832
-------------------------------------------------------------------------------


CYPRUS=0.4%====================================================================

Government Bonds 0.4%
Republic of Cyprus, 5.375%, 7/28/08             EUR          150           152
-------------------------------------------------------------------------------
Total Cyprus  (Cost $158)                                                  152
-------------------------------------------------------------------------------


DENMARK=2.9%===================================================================

Government Bonds 2.9%
Kingdom of Denmark, 6.00%, 11/15/02             DKK        7,000  $      1,032
-------------------------------------------------------------------------------
Total Denmark  (Cost $1,083)                                             1,032
-------------------------------------------------------------------------------


FRANCE=4.7%====================================================================

Government Bonds 3.8%
Bons du Tresor Annuel
    4.50%, 7/12/02                              EUR          500           529
-------------------------------------------------------------------------------
    4.00%, 4/25/09                                           300           295
-------------------------------------------------------------------------------
Caisse d'Amortissement de la Dette Sociale
    6.50%, 3/11/02                              USD          200           201
-------------------------------------------------------------------------------
Caisse Nationale des Autoroutes, 5.85%, 3/24/13 EUR          290           321
-------------------------------------------------------------------------------
                                                                         1,346
-------------------------------------------------------------------------------
Corporate Bonds 0.9%
Reseau Ferre de France, 5.25%, 4/14/10                       300           317
-------------------------------------------------------------------------------
                                                                           317
-------------------------------------------------------------------------------
Total France  (Cost $1,766)                                              1,663
-------------------------------------------------------------------------------

GERMANY=13.2%==================================================================

Government Bonds 13.2%
Bundesrepublic
    4.50%, 5/17/02                              EUR          950         1,005
-------------------------------------------------------------------------------
    7.50%, 11/11/04                                          511           614
-------------------------------------------------------------------------------
    6.875%, 5/12/05                                        1,315         1,545
-------------------------------------------------------------------------------
    6.00%, 1/4/07                                            435           493
-------------------------------------------------------------------------------
    6.50%, 7/4/27                                            815           973
-------------------------------------------------------------------------------
Total Germany  (Cost $5,003)                                             4,630
-------------------------------------------------------------------------------


GREECE=1.4%====================================================================

Government Bonds 0.8%
Republic of Greece, 6.60%, 1/15/04              GRD       90,000           287
-------------------------------------------------------------------------------
                                                                           287
-------------------------------------------------------------------------------
Corporate Bonds 0.6%
Public Power, 4.50%, 3/12/09                    EUR          200           190
-------------------------------------------------------------------------------
                                                                           190
-------------------------------------------------------------------------------
Total Greece  (Cost $489)                                                  477
-------------------------------------------------------------------------------


ITALY=3.0%=====================================================================

Government Bonds 3.0%
Buoni del Tesoro Poliennali
    9.00%, 10/1/03                              EUR          269  $        329
-------------------------------------------------------------------------------
    7.25%, 11/1/26                                           573           727
-------------------------------------------------------------------------------
Total Italy  (Cost $1,093)                                               1,056
-------------------------------------------------------------------------------


JAPAN=1.0%=====================================================================

Government Bonds 1.0%
Government of Japan, 0.90%, 12/22/08            JPY       46,000           344
-------------------------------------------------------------------------------
Total Japan  (Cost $348)                                                   344
-------------------------------------------------------------------------------

MEXICO=0.8%====================================================================

Government Bonds 0.8%
United Mexican States
    9.875%, 1/15/07                             USD           90            91
-------------------------------------------------------------------------------
    11.50%, 5/15/26                                          175           196
-------------------------------------------------------------------------------
Total Mexico  (Cost $278)                                                  287
-------------------------------------------------------------------------------


NETHERLANDS=4.4%===============================================================

Government Bonds 4.2%
Government of Netherlands, 5.75%, 1/15/04       EUR        1,326         1,470
-------------------------------------------------------------------------------
                                                                         1,470
-------------------------------------------------------------------------------
Corporate Bonds 0.2%
Hermes Europe Railtel, 10.375%, 1/15/06                       80            87
-------------------------------------------------------------------------------
                                                                            87
-------------------------------------------------------------------------------
Total Netherlands  (Cost $1,730)                                         1,557
-------------------------------------------------------------------------------


POLAND=1.4%====================================================================

Government Bonds 0.9%
Republic of Poland
    Par, STEP, 3.00%, 10/27/24                  USD          400           241
-------------------------------------------------------------------------------
    PDI, STEP, 5.00%, 10/27/14                               100            89
-------------------------------------------------------------------------------
                                                                           330
-------------------------------------------------------------------------------
Corporate Bonds 0.5%
Poland Communications Sr. Notes
    (144a), 9.875%, 11/1/03                     USD          180  $        178
-------------------------------------------------------------------------------
                                                                           178
-------------------------------------------------------------------------------
Total Poland  (Cost $539)                                                  508
-------------------------------------------------------------------------------


RUSSIA=0.5%====================================================================

Government Bonds 0.5%
City of Moscow, 9.50%, 5/31/00 *                              50            31
-------------------------------------------------------------------------------

Russian roubles and OFZs, STEP
    0-30.00%, 12/15/01-1/21/04 *                RUB        3,282            13
-------------------------------------------------------------------------------
Russian Federation, 8.75%, 7/24/05 *            USD           70            35
-------------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 5.969%, 12/15/15 *                             335            54
-------------------------------------------------------------------------------
    Principal Loans, FRN, 5.969%, 12/15/20 *                 330            41
-------------------------------------------------------------------------------
Total Russia  (Cost $539)                                                  174
-------------------------------------------------------------------------------


SOUTH=AFRICA=0.0%==============================================================

Bond Options Purchased 0.0%
Republic of South Africa, 12.00%, 2/28/05
    Call, 11/99 @ 14.75 *                       ZAR        2,500            10
-------------------------------------------------------------------------------
Total South Africa  (Cost $9)                                               10
-------------------------------------------------------------------------------


SOUTH=KOREA=1.0%===============================================================

Government Bonds 1.0%
Korea Development Bank
    1.875%, 2/13/02                             JPY       15,000           123
-------------------------------------------------------------------------------
    7.125%, 4/22/04                             USD          250           243
-------------------------------------------------------------------------------
Total South Korea  (Cost $372)                                             366
-------------------------------------------------------------------------------


SPAIN=3.0%=====================================================================

Government Bonds 3.0%
Bonos del Estado
    6.15%, 1/31/13                              EUR          781           892
-------------------------------------------------------------------------------
    6.00% 1/31/29                                            150           165
-------------------------------------------------------------------------------
Total Spain  (Cost $1,242)                                               1,057
-------------------------------------------------------------------------------


SUPRANATIONAL=3.5%=============================================================

Government Bonds 3.5%
Asian Development Bank, 3.125%, 6/29/05         JPY       25,000  $        227
-------------------------------------------------------------------------------
European Investment Bank
    5.25%, 3/23/02                              EUR       65,000           345

-------------------------------------------------------------------------------
    4.00%, 4/15/09                                           690           668
-------------------------------------------------------------------------------
Total Supranational  (Cost $1,279)                                       1,240
-------------------------------------------------------------------------------


SWEDEN=4.0%====================================================================

Government Bonds 4.0%
Kingdom of Sweden
    5.50%, 4/12/02                              SEK        6,000           731
-------------------------------------------------------------------------------
    6.50%, 10/25/06                                        2,500           323
-------------------------------------------------------------------------------
    5.00%, 1/28/09                                         3,000           360
-------------------------------------------------------------------------------
Total Sweden  (Cost $1,490)                                              1,414
-------------------------------------------------------------------------------


TUNISIA=0.5%===================================================================

Government Bonds 0.5%
Central Bank of Tunisia, 4.95%, 9/27/11         JPY       20,000           163
-------------------------------------------------------------------------------
Total Tunisia  (Cost $167)                                                 163
-------------------------------------------------------------------------------


UNITED=KINGDOM=8.0%============================================================

Government Bonds 4.5%
United Kingdom Treasury
    6.50%, 12/7/03                              GBP          230           378
-------------------------------------------------------------------------------
    7.50%, 12/7/06                                           675         1,197
-------------------------------------------------------------------------------
                                                                         1,575
-------------------------------------------------------------------------------
Corporate Bonds 3.5%
Abbey National Treasury, 5.25%, 1/21/04                      155           234
-------------------------------------------------------------------------------
Colt Telecom, 8.875%, 11/30/07                  EUR          160            88
-------------------------------------------------------------------------------
Coral Group, 10.00%, 2/15/09                    GBP           35            55
-------------------------------------------------------------------------------
Doncasters, 8.125%, 5/1/09                                    50            78
-------------------------------------------------------------------------------
Energis, 9.50%, 6/15/09                                       25            40
-------------------------------------------------------------------------------
LCR Finance, 4.75%, 12/31/10                                 380           561
-------------------------------------------------------------------------------
Orange, 7.625%, 8/1/08                          EUR          100           106
-------------------------------------------------------------------------------

Telewest Communications, STEP, 0%, 4/15/09      GBP           67            68
-------------------------------------------------------------------------------
                                                                         1,230
-------------------------------------------------------------------------------
Total United Kingdom  (Cost $3,049)                                      2,805
-------------------------------------------------------------------------------


UNITED=STATES=36.4%============================================================

Government Bonds 23.9%
Federal National Mortgage Assn.,
    6.375%, 8/15/07                             AUD          500  $        324
-------------------------------------------------------------------------------
Tennessee Valley Authority, 6.375%, 9/18/06     EUR          400           234
-------------------------------------------------------------------------------
U.S. Treasury Bonds
    7.125%, 2/15/23                             USD          810           896
-------------------------------------------------------------------------------
    6.375%, 8/15/27                                          910           930
-------------------------------------------------------------------------------
    5.25%, 11/15/28                                        1,460         1,293
-------------------------------------------------------------------------------
U.S. Treasury Notes
    6.00%, 8/15/00                                         2,550         2,567
-------------------------------------------------------------------------------
    5.375%, 2/15/01                                          480           479
-------------------------------------------------------------------------------
    4.25%, 11/15/03                                          750           708
-------------------------------------------------------------------------------
    4.75%, 11/15/08                                          700           643
-------------------------------------------------------------------------------
    Inflation Indexed, 3.875%, 1/15/09                       355           354
-------------------------------------------------------------------------------
                                                                         8,428
-------------------------------------------------------------------------------
Corporate Bonds 9.9%
3M, 5.00%, 10/15/01                             EUR          500           270
-------------------------------------------------------------------------------
American Standard, 7.125%, 6/1/06                             80            83
-------------------------------------------------------------------------------
Aramark Services, 6.75%, 8/1/04                 USD          250           245
-------------------------------------------------------------------------------
Capital One Financial, 7.125%, 8/1/08                        150           142
-------------------------------------------------------------------------------
Chancellor Media, 8.00%, 11/1/08                             100            97
-------------------------------------------------------------------------------
Comcast Cable Communications, 6.20%, 11/15/08                400           372
-------------------------------------------------------------------------------
Duraoperating, 9.00%, 5/1/09                    EUR           75            76
-------------------------------------------------------------------------------
Huntsman ICI Chemicals, 10.125%, 7/1/09                       60            62
-------------------------------------------------------------------------------
NTL, STEP, 0%, 4/1/08                           GBP           80            84
-------------------------------------------------------------------------------

Newell, 6.35%, 7/15/08                          USD          500           476
-------------------------------------------------------------------------------
Norfolk Southern, 7.35%, 5/15/07                             500           510
-------------------------------------------------------------------------------
R&B Falcon, 6.75%, 4/15/05                                   500           415
-------------------------------------------------------------------------------
SunAmerica Institutional Funding
    5.125%, 4/15/08                             EUR          750           402
-------------------------------------------------------------------------------
    5.25%, 5/20/09                                         1,500           238
-------------------------------------------------------------------------------
                                                                         3,472
-------------------------------------------------------------------------------
Money Market Funds 2.6%
Reserve Investment Fund, 5.05% #                USD          929           929
-------------------------------------------------------------------------------
                                                                           929
-------------------------------------------------------------------------------
Total United States  (Cost $13,144)                                     12,829
-------------------------------------------------------------------------------


=Total=Investments=in=Securities===============================================
 101.0% of Net Assets (Cost $37,684)                              $     35,557

=Forward=Currency=Exchange=Contracts===========================================
 In thousands
                                                                Unrealized
 Counterparty      Settlement Receive           Deliver         Gain (Loss)
 ----------------- ---------------------------  ---------------------------
 Chase Manhattan   7/6/99     USD      1,643    AUD      2,540  $    (36)
 Chase Manhattan   7/12/99    EUR        298    SEK      2,611         -
 Chase Manhattan   7/12/99    EUR        483    USD        500        (2)
 Chase Manhattan   7/12/99    USD      1,213    EUR      1,160        16
 Chase Manhattan   7/16/99    DKK      2,491    USD        348        (2)
 Chase Manhattan   7/16/99    USD        743    DKK      5,200        21
 Chase Manhattan   7/16/99    USD        501    GBP        311        11
 Morgan Stanley    7/26/99    JPY    406,530    USD      3,365         8
 Chase Manhattan   7/26/99    USD        383    SEK      3,206         5
                                                                -----------
 Net unrealized gain (loss) on open forward
 currency exchange contracts                                                21

===============================================================================
 Other Assets Less Liabilities                                            (371)
===============================================================================
===============================================================================
 NET ASSETS                                                       $     35,207
===============================================================================

#    Seven-day yield
*    Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.5% of net assets.
AUD  Australian dollar
CAD  Canadian dollar
DKK  Danish krone
EUR  Euro
GBP  British sterling
GRD  Greek drachma
JPY  Japanese yen
RUB  Russian rouble
SEK  Swedish krona
USD  U.S. dollar
ZAR  South African rand
FLIRB Front loaded interest reduction bond
FRB  Floating rate bond
FRN  Floating rate note
IAN  Interest arrears note
PDI  Past due interest bond
STEP Stepped coupon note for which interest rate will adjust on specified future date(s)

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Global Bond Fund
------------------------------
Unaudited                                                        June 30, 1999
    STATEMENT OF ASSETS AND LIABILITIES
    -----------------------------------
                                                                  In thousands
Assets

Investments in securities, at value (cost $37,684)         $          35,557
Securities lending collateral                                          3,570
Other assets                                                           1,758
Total assets                                                          40,885
Liabilities
Obligation to return securities lending collateral                     3,570
Other liabilities                                                      2,108

Total liabilities                                                      5,678

NET ASSETS                                                 $          35,207
Net Assets Consist of:
Accumulated net investment income - net of distributions   $             (41)
Accumulated net realized gain/loss - net of distributions               (840)
Net unrealized gain (loss)                                            (2,128)
Paid-in-capital applicable to 3,770,564 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    38,216
NET ASSETS                                                 $          35,207
NET ASSET VALUE PER SHARE                                  $            9.34

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price International Bond Fund
-------------------------------------
Unaudited                                                        June 30, 1999
    PORTFOLIO OF INVESTMENTS
    ------------------------
                                                          Par/Shares      Value
                                                                 In thousands

=ARGENTINA=0.6%===============================================================

 Government Bonds 0.6%
 Republic of Argentina
     11.375%, 1/30/17                            USD      1,500  $      1,305
------------------------------------------------------------------------------
     FRB, 5.938%, 3/31/05                                 1,628         1,392
------------------------------------------------------------------------------
     Par, FRN, 6.00%, 3/31/23                             3,250         2,082
------------------------------------------------------------------------------
 Total Argentina  (Cost $5,266)                                         4,779
------------------------------------------------------------------------------

=AUSTRALIA=5.2%===============================================================

 Government Bonds 5.2%
 Commonwealth of Australia
     9.00%, 9/15/04                              AUD     23,500        17,637
------------------------------------------------------------------------------
     8.75%, 8/15/08                                      34,300        26,521
------------------------------------------------------------------------------
 Total Australia  (Cost $45,026)                                       44,158
------------------------------------------------------------------------------


=AUSTRIA=3.3%=================================================================

 Government Bonds 3.3%
 Republic of Austria
     4.50%, 9/28/05                              EUR    600,000         5,855
------------------------------------------------------------------------------
     5.00%, 1/15/08                                      21,061        22,277
------------------------------------------------------------------------------
 Total Austria  (Cost $31,964)                                         28,132
------------------------------------------------------------------------------


=BRAZIL=0.5%==================================================================

 Government Bonds 0.5%
 Federative Republic of Brazil (Class C),
     8.00%, 4/15/14                              USD      6,634         4,327
------------------------------------------------------------------------------
 Total Brazil  (Cost $4,273)                                            4,327
------------------------------------------------------------------------------


=BULGARIA=0.7%================================================================

 Government Bonds 0.7%
 National Republic of Bulgaria
     FLIRB, STEP, 2.50%, 7/28/12                          6,630         4,048
------------------------------------------------------------------------------
     IAB, FRN, 5.875%, 7/28/11                            3,000         2,072
------------------------------------------------------------------------------
 Total Bulgaria  (Cost $6,062)                                          6,120
------------------------------------------------------------------------------


=CANADA=2.5%==================================================================

 Government Bonds 2.5%
 Government of Canada, 5.00%, 9/1/04             CAD     31,000  $     20,688
------------------------------------------------------------------------------
 Total Canada  (Cost $20,334)                                          20,688
------------------------------------------------------------------------------

=CYPRUS=0.5%==================================================================

 Government Bonds 0.5%
 Republic of Cyprus, 5.375%, 7/28/08             EUR      4,000         4,048
------------------------------------------------------------------------------
 Total Cyprus  (Cost $4,218)                                            4,048
------------------------------------------------------------------------------


=DENMARK=2.9%=================================================================

 Government Bonds 2.9%
 Kingdom of Denmark, 6.00%, 11/15/02             DKK    164,000        24,174
------------------------------------------------------------------------------
 Total Denmark  (Cost $25,377)                                         24,174
------------------------------------------------------------------------------


=FRANCE=6.8%==================================================================

 Government Bonds 5.5%
 Bons du Tresor Annuel
     4.50%, 7/12/02                              EUR     29,977        31,742
------------------------------------------------------------------------------
     4.00%, 4/25/09                                       8,000         7,872
------------------------------------------------------------------------------
 Caisse Nationale des Autoroutes, 5.85%, 3/24/13          6,067         6,719
------------------------------------------------------------------------------
                                                                       46,333
------------------------------------------------------------------------------
 Corporate Bonds 1.3%
 Reseau Ferre de France, 5.25%, 4/14/10                  10,000        10,563
------------------------------------------------------------------------------
                                                                       10,563
------------------------------------------------------------------------------
 Total France  (Cost $61,197)                                          56,896
------------------------------------------------------------------------------


=GERMANY=19.2%================================================================

 Government Bonds 14.5%
 Bundesobligation, 4.50%, 5/17/02                        22,990        24,332
------------------------------------------------------------------------------
 Bundesrepublic
     7.50%, 11/11/04                                      7,158         8,591
------------------------------------------------------------------------------
     6.875%, 5/12/05                                     21,867        25,704
------------------------------------------------------------------------------
     6.00%, 1/4/07                                       27,642        31,332
------------------------------------------------------------------------------
     6.50%, 7/4/27                                       27,202        32,480
------------------------------------------------------------------------------
                                                                      122,439

------------------------------------------------------------------------------
 Corporate Bonds 4.7%
 Bank Nederlandse Gemeenten
     6.25%, 8/10/00                              EUR      6,000  $      3,268
------------------------------------------------------------------------------
     5.25%, 10/1/01                                      14,300         7,811
------------------------------------------------------------------------------
 Hypothekenbank in Essen, 4.25%, 7/6/09                  11,900        11,673
------------------------------------------------------------------------------
 KFW International Finance, 6.75%, 6/20/05               14,316        16,631
------------------------------------------------------------------------------
                                                                       39,383
------------------------------------------------------------------------------
 Total Germany  (Cost $171,736)                                       161,822
------------------------------------------------------------------------------


=GREECE=2.2%==================================================================

 Government Bonds 1.7%
 Republic of Greece, 6.60%, 1/15/04              GRD  4,500,000        14,379
------------------------------------------------------------------------------
                                                                       14,379
------------------------------------------------------------------------------
 Corporate Bonds 0.5%
 Public Power, 4.50%, 3/12/09                    EUR      4,200         3,986
------------------------------------------------------------------------------
                                                                        3,986
------------------------------------------------------------------------------
 Total Greece  (Cost $18,770)                                          18,365
------------------------------------------------------------------------------


=ITALY=5.8%===================================================================

 Government Bonds 5.8%
 Buoni del Tesoro Poliennali
     9.00%, 10/1/03                                      26,923        32,992
------------------------------------------------------------------------------
     7.25%, 11/1/26                                      12,330        15,637
------------------------------------------------------------------------------
 Total Italy  (Cost $53,633)                                           48,629
------------------------------------------------------------------------------


=JAPAN=2.8%===================================================================

 Government Bonds 2.8%
 Government of Japan, 0.90%, 12/22/08            JPY  3,200,000        23,953
------------------------------------------------------------------------------
 Total Japan  (Cost $24,130)                                           23,953
------------------------------------------------------------------------------

=MEXICO=0.6%==================================================================

 Government Bonds 0.6%
 United Mexican States
     3.85%, 12/31/19                             USD    200,000         1,364
------------------------------------------------------------------------------
     6.25%, 12/31/19                                        500           373
------------------------------------------------------------------------------
     11.50%, 5/15/26                                      3,100         3,464
------------------------------------------------------------------------------
     Par (Series W-A), 6.25%, 12/31/19
     (with attached value recovery rights)       USD        250  $        186
------------------------------------------------------------------------------
 Total Mexico  (Cost $5,358)                                            5,387
------------------------------------------------------------------------------


=NETHERLANDS=4.8%=============================================================

 Government Bonds 4.6%
 Government of Netherlands, 5.75%, 1/15/04       EUR     34,630        38,383
------------------------------------------------------------------------------
                                                                       38,383
------------------------------------------------------------------------------
 Corporate Bonds 0.2%
 Hermes Europe Railtel, 10.375%, 1/15/06                  1,910         2,087
------------------------------------------------------------------------------
                                                                        2,087
------------------------------------------------------------------------------
 Total Netherlands  (Cost $46,124)                                     40,470
------------------------------------------------------------------------------


=NIGERIA=0.1%=================================================================

 Government Bonds 0.1%
 Central Bank of Nigeria Par (Series WW),
     STEP, 6.25%, 11/15/20
     (with attached value recovery warrants)     USD      2,000         1,235
------------------------------------------------------------------------------
 Total Nigeria  (Cost $1,226)                                           1,235
------------------------------------------------------------------------------


=POLAND=1.6%==================================================================

 Government Bonds 1.1%
 Republic of Poland
     Par, STEP, 3.00%, 10/27/24                          10,000         6,025
------------------------------------------------------------------------------
     PDI, STEP, 5.00%, 10/27/14                           3,575         3,182
------------------------------------------------------------------------------
                                                                        9,207
------------------------------------------------------------------------------

 Corporate Bonds 0.5%
 Poland Communications, Sr. Notes
     (144a), 9.875%, 11/1/03                              3,930         3,890
------------------------------------------------------------------------------
                                                                        3,890
------------------------------------------------------------------------------
 Total Poland  (Cost $13,833)                                          13,097
------------------------------------------------------------------------------


=RUSSIA=0.4%==================================================================

 Government Bonds 0.4%
 City of Moscow, 9.50%, 5/31/00 *                           650           400
------------------------------------------------------------------------------
 Russian roubles and OFZs, STEP
     0-30.00%, 12/15/01-1/21/04 *                RUB     44,276           314
------------------------------------------------------------------------------
 Russian Federation
     8.75%, 7/24/05 *                            USD        975  $        489
------------------------------------------------------------------------------
     11.00%, 7/24/18 *                                      550           274
------------------------------------------------------------------------------
 Vnesheconombank
     IAN, FRN, 5.969%, 12/15/15 *                         8,720         1,401
------------------------------------------------------------------------------
     Principal Loans, FRN, 5.969%, 12/15/20 *             4,780           588
------------------------------------------------------------------------------
 Total Russia  (Cost $10,832)                                           3,466
------------------------------------------------------------------------------


=SLOVENIA=0.3%================================================================

 Government Bonds 0.3%
 Republic of Slovenia, 5.375%, 5/27/05           EUR      2,200         2,325
------------------------------------------------------------------------------
 Total Slovenia  (Cost $2,496)                                          2,325
------------------------------------------------------------------------------


=SOUTH=AFRICA=0.0%============================================================

 Bond Options Purchased 0.0%
 Republic of South Africa, 12.00%, 2/28/05
     Call, 11/99 @ 14.75 *                       ZAR     60,000           234
------------------------------------------------------------------------------
 Total South Africa  (Cost $208)                                          234
------------------------------------------------------------------------------

=SOUTH=KOREA=1.1%=============================================================

 Government Bonds 0.8%
 Korea Development Bank
     2.56%, 6/26/01                              JPY    400,000         3,338
------------------------------------------------------------------------------
     1.875%, 2/13/02                                    410,000         3,359
------------------------------------------------------------------------------
                                                                        6,697
------------------------------------------------------------------------------
 Corporate Bonds 0.3%
 Korea Industrial Leasing, 2.20%, 8/7/02                330,000         2,721
------------------------------------------------------------------------------
                                                                        2,721
------------------------------------------------------------------------------
 Total South Korea  (Cost $9,133)                                       9,418
------------------------------------------------------------------------------


=SPAIN=4.3%===================================================================

 Government Bonds 4.3%
 Bonos del Estado
     6.15%, 1/31/13                              EUR     24,641        28,132
------------------------------------------------------------------------------
     6.00% 1/31/29                                        7,513         8,280
------------------------------------------------------------------------------
 Total Spain  (Cost $42,902)                                           36,412
------------------------------------------------------------------------------


=SUPRANATIONAL=8.0%===========================================================

 Government Bonds 8.0%
 Asian Development Bank, 3.125%, 6/29/05         JPY  1,215,000  $     11,005
------------------------------------------------------------------------------
 European Investment Bank
     5.25%, 3/23/02                              EUR    700,000         3,722
------------------------------------------------------------------------------
     3.00%, 9/20/06                              JPY    250,000         2,257
------------------------------------------------------------------------------
     4.00%, 4/15/09                              EUR      6,200         6,000
------------------------------------------------------------------------------
 Export Import Bank, 4.375%, 10/1/03             JPY  2,500,000        23,498
------------------------------------------------------------------------------
 Inter-American Development Bank
     7.00%, 6/8/05                               EUR     25,000        14,958
------------------------------------------------------------------------------
     1.90%, 7/8/09                               JPY    700,000         5,724
------------------------------------------------------------------------------
 Total Supranational  (Cost $71,427)                                   67,164
------------------------------------------------------------------------------

=SWEDEN=6.3%==================================================================

 Government Bonds 6.3%
 Kingdom of Sweden
     5.50%, 4/12/02                              SEK    204,000        24,840
------------------------------------------------------------------------------
     6.50%, 10/25/06                                    125,000        16,157
------------------------------------------------------------------------------
     5.00%, 1/28/09                                     100,000        12,009
------------------------------------------------------------------------------
 Total Sweden  (Cost $55,736)                                          53,006
------------------------------------------------------------------------------


=TUNISIA=0.4%=================================================================

 Government Bonds 0.4%
 Central Bank of Tunisia, 4.95%, 9/27/11         JPY    400,000         3,257
------------------------------------------------------------------------------
 Total Tunisia  (Cost $3,334)                                           3,257
------------------------------------------------------------------------------


=UNITED=KINGDOM=11.5%=========================================================

 Government Bonds 6.2%
 United Kingdom Treasury
     6.50%, 12/7/03                              GBP      4,400         7,230
------------------------------------------------------------------------------
     7.50%, 12/7/06                                      20,300        36,017
------------------------------------------------------------------------------
     7.25%, 12/7/07                                       5,330         9,486
------------------------------------------------------------------------------
                                                                       52,733
------------------------------------------------------------------------------
 Corporate Bonds 5.3%
 Abbey National Treasury, 5.25%, 1/21/04                  4,780         7,229
------------------------------------------------------------------------------
 Alliance & Leicester Building Society,
     8.75%, 12/7/06                              GBP      8,500   $    14,912
------------------------------------------------------------------------------
 Colt Telecom, 8.875%, 11/30/07                  EUR      2,890         1,592
------------------------------------------------------------------------------
 Coral Group, 10.00%, 2/15/09                    GBP        805         1,253
------------------------------------------------------------------------------
 Doncasters, 8.125%, 5/1/09                               1,110         1,721
------------------------------------------------------------------------------
 Energis, 9.50%, 6/15/09                                    555           888
------------------------------------------------------------------------------
 Gallaher Group, 5.875%, 8/6/08                  EUR      3,600         1,886
------------------------------------------------------------------------------
 Halifax Building Society, 8.75%, 7/10/06        GBP      4,000         7,087
------------------------------------------------------------------------------
 LCR Finance, 4.75%, 12/31/10                             2,700         3,989

------------------------------------------------------------------------------
 Orange, 7.625%, 8/1/08                          EUR      2,000         2,118
------------------------------------------------------------------------------
 Telewest Communications, STEP, 0%, 4/15/09      GBP      1,610         1,631
------------------------------------------------------------------------------
                                                                       44,306
------------------------------------------------------------------------------
 Total United Kingdom  (Cost $101,969)                                 97,039
------------------------------------------------------------------------------


=UNITED=STATES=7.0%===========================================================

 Government Bonds 3.3%
 Federal National Mortage Assn.
     6.875%, 6/7/02                              GBP      6,400        10,340
------------------------------------------------------------------------------
     6.375%, 8/15/07                             AUD     12,000         7,770
------------------------------------------------------------------------------
 Tennessee Valley Authority, 6.375%, 9/18/06     EUR     17,000         9,946
------------------------------------------------------------------------------
                                                                       28,056
------------------------------------------------------------------------------
 Corporate Bonds 3.2%
 3M, 5.00%, 10/15/01                             EUR      8,350         4,509
------------------------------------------------------------------------------
 American Standard, 7.125%, 6/1/06                        2,000         2,072
------------------------------------------------------------------------------
 Carrier1, 13.25%, 2/15/09                                  780           860
------------------------------------------------------------------------------
 Duraoperating, 9.00%, 5/1/09                             2,000         2,031
------------------------------------------------------------------------------
 Huntsman ICI Chemicals, 10.125%, 7/1/09                  1,600         1,666
------------------------------------------------------------------------------
 NTL, STEP, 0%, 4/1/08                           GBP      1,930         2,034
------------------------------------------------------------------------------
 SunAmerica Institutional Funding
------------------------------------------------------------------------------
     5.125%, 4/15/08                             EUR     15,800         8,464
------------------------------------------------------------------------------
     5.25%, 5/20/09                                      32,600         5,173
------------------------------------------------------------------------------
                                                                       26,809
------------------------------------------------------------------------------
 Money Market Funds 0.5%
 Reserve Investment Fund, 5.05% #                USD      4,389         4,389
------------------------------------------------------------------------------
                                                                        4,389
------------------------------------------------------------------------------

 Total United States  (Cost $68,988)                                   59,254
==============================================================================
 99.4% of Net Assets (Cost $905,552)                                  $    837
=Forward=Currency=Exchange=Contracts==========================================
 In thousands
                                                                Unrealized
 Counterparty      Settlement Receive           Deliver         Gain (Loss)
 ----------------- ---------------------------  ---------------------------
 Chase Manhattan   7/6/99     CAD     27,038    JPY  2,249,553  $   (248)
 Chase Manhattan   7/6/99     JPY  3,651,676    AUD     46,850      (760)
 Chase Manhattan   7/12/99    EUR     12,426    SEK    108,808        (6)
 Chase Manhattan   7/16/99    JPY  3,186,593    GBP     16,494       401
 Citibank          7/26/99    DKK     29,939    JPY    506,481       (44)
 Chase Manhattan   7/26/99    JPY  1,020,806    DKK     60,403        81
 Chase Manhattan   7/26/99    JPY  1,223,996    SEK     84,414       196
                                                                -----------
 Net unrealized gain (loss) on open forward
 currency exchange contracts                                             (380)

==============================================================================
 Other Assets Less Liabilities                                          5,195
==============================================================================


==============================================================================
 NET ASSETS                                                      $    842,670
==============================================================================

    #  Seven-day yield
    *  Non-income producing
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.5% of net assets.
  AUD  Australian dollar
  CAD  Canadian dollar
  DKK  Danish krone
  EUR  Euro
  GBP  British sterling
  GRD  Greek drachma
  JPY  Japanese yen
  RUB  Russian rouble
  SEK  Swedish krona
  USD  U.S. dollar
  ZAR  South African rand
FLIRB  Front loaded interest reduction bond
  FRB  Floating rate bond
  FRN  Floating rate note
  IAB  Interest arrears bond
  IAN  Interest arrears note
  PDI  Past due interest bond
 STEP Stepped coupon note for which interest rate will adjust on specified future date(s)

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Bond Fund
-------------------------------------
Unaudited                                                        June 30, 1999
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                              In thousands

Assets

Investments in securities, at value (cost $905,552)        $          837,855
Securities lending collateral                                          87,932
Other assets                                                           21,988
Total assets                                                          947,775
Liabilities
Obligation to return securities lending collateral                     87,932
Other liabilities                                                      17,173

Total liabilities                                                     105,105

NET ASSETS                                                 $          842,670

Net Assets Consist of:
Accumulated net investment income - net of distributions   $             (705)
Accumulated net realized gain/loss - net of distributions             (16,454)
Net unrealized gain (loss)                                            (68,811)
Paid-in-capital applicable to 91,885,254 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    928,640

NET ASSETS                                                 $          842,670

NET ASSET VALUE PER SHARE                                  $             9.17

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Bond Fund
----------------------------------------
Unaudited                                                         June 30, 1999

    PORTFOLIO OF INVESTMENTS
    ------------------------

Par/Shares            Value

In thousands


ARGENTINA=14.5%================================================================

Government Bonds 13.6%
Republic of Argentina
    11.75%, 4/7/09                              USD        4,800  $      4,344
-------------------------------------------------------------------------------
    11.375%, 1/30/17                                       1,000           870
-------------------------------------------------------------------------------
    BOCON PRE 4, FRN, 5.217%, 9/1/02                       2,000         1,943
-------------------------------------------------------------------------------
    BOCONPRO 1, FRN, 2.88%, 4/1/07              ARS        1,000           702
-------------------------------------------------------------------------------
    FRB, 5.938%, 3/31/05                        USD        9,951         8,508

-------------------------------------------------------------------------------
    Par, FRN, 6.00%, 3/31/23                              10,100         6,470
-------------------------------------------------------------------------------
                                                                        22,837
-------------------------------------------------------------------------------
Corporate Bonds 0.9%
CEI Citicorp, 11.25%, 2/14/07                   ARS        1,000           650
-------------------------------------------------------------------------------
CIA International Telecommunications,
     10.375%, 8/1/04                                       1,000           785
-------------------------------------------------------------------------------
                                                                         1,435
-------------------------------------------------------------------------------
Total Argentina  (Cost $25,668)                                         24,272
-------------------------------------------------------------------------------


BRAZIL=18.1%===================================================================

Government Bonds 17.3%
Federative Republic of Brazil
    11.625%, 4/15/04                            USD        4,750         4,483
-------------------------------------------------------------------------------
    10.125%, 5/15/27                                       3,495         2,647
-------------------------------------------------------------------------------
    (Class C), 8.00%, 4/15/14                             15,001         9,784
-------------------------------------------------------------------------------
    DCB, FRN, 5.938%, 4/15/12                              2,000         1,243
-------------------------------------------------------------------------------
    Discount FRN, 5.875%, 4/15/24                          4,000         2,550
-------------------------------------------------------------------------------
    EI, FRN, 5.875%, 4/15/06                               5,320         4,203
-------------------------------------------------------------------------------
    NMB, FRN, 5.938%, 4/15/09                              1,600         1,124
-------------------------------------------------------------------------------
    Par, FRN, 5.75%, 4/15/24                               5,100         2,945
-------------------------------------------------------------------------------
                                                                        28,979
-------------------------------------------------------------------------------
Corporate Bonds 0.8%
Petrol Brasileiros, 4.10%, 9/11/03              JPY      200,000         1,372
-------------------------------------------------------------------------------
                                                                         1,372
-------------------------------------------------------------------------------
Total Brazil  (Cost $32,970)                                            30,351
-------------------------------------------------------------------------------


BULGARIA=9.1%==================================================================

Government Bonds 9.1%
National Republic of Bulgaria
    Discount (Series A), FRN, 5.875%, 7/28/24   USD        4,325         2,957
-------------------------------------------------------------------------------
    FLIRB, STEP, 2.50%, 7/28/12                 USD       10,020  $      6,118

-------------------------------------------------------------------------------
    IAB, FRN, 5.875%, 7/28/11                              8,900         6,147
-------------------------------------------------------------------------------
Total Bulgaria  (Cost $15,846)                                          15,222
-------------------------------------------------------------------------------


COLOMBIA=1.0%==================================================================

Government Bonds 1.0%
Republic of Colombia, 9.75%, 4/23/09                       2,000         1,653
-------------------------------------------------------------------------------
Total Colombia  (Cost $1,711)                                            1,653
-------------------------------------------------------------------------------


ECUADOR=1.5%===================================================================

Government Bonds 1.5%
Republic of Ecuador Discount, FRN, 6.00%, 2/28/25          5,250         2,458
-------------------------------------------------------------------------------
Total Ecuador  (Cost $2,776)                                             2,458
-------------------------------------------------------------------------------


GABON=1.4%=====================================================================

Government Bonds 1.4%
Republic of Gabon, Loan Participation
    FRN, 6.688%, 1/4/04 *                                  6,022         2,318
-------------------------------------------------------------------------------
Total Gabon  (Cost $4,563)                                               2,318
-------------------------------------------------------------------------------


INDONESIA=1.4%=================================================================

Corporate Bonds 1.0%
Indah Kiat, 11.875%, 6/15/02                               2,000         1,640
-------------------------------------------------------------------------------
                                                                         1,640
-------------------------------------------------------------------------------
Convertible Bonds 0.4%
APP Finance (VII) Mauritius, (144a),
     3.50%, 4/30/03                                        1,000           754
-------------------------------------------------------------------------------
                                                                           754
-------------------------------------------------------------------------------
Total Indonesia  (Cost $2,450)                                           2,394
-------------------------------------------------------------------------------

IVORY=COAST=2.0%===============================================================

Government Bonds 2.0%
Republic of Ivory Coast
    FLIRB, STEP, 2.00%, 3/31/18                 EUR       18,595           716
-------------------------------------------------------------------------------
    PDI, STEP, 1.90%, 3/30/18                             55,931         2,593
-------------------------------------------------------------------------------
Total Ivory Coast  (Cost $3,998)                                         3,309
-------------------------------------------------------------------------------


MALAYSIA=0.5%==================================================================

Government Bonds 0.5%
Government of Malaysia, 8.75%, 6/1/09           USD          750  $        763
-------------------------------------------------------------------------------
Total Malaysia  (Cost $745)                                                763
-------------------------------------------------------------------------------


MEXICO=11.8%===================================================================

Government Bonds 11.8%
United Mexican States
    11.50%, 5/15/26                             USD       10,124        11,314
-------------------------------------------------------------------------------
    Par (Series W-A), 6.25%, 12/31/19
    (with attached value recovery rights)                  6,750         5,028
-------------------------------------------------------------------------------
    Par (Series W-B), 6.25%, 12/31/19
    (with attached value recovery rights)                  4,750         3,539
-------------------------------------------------------------------------------
Total Mexico  (Cost $19,459)                                            19,881
-------------------------------------------------------------------------------


MOROCCO=3.7%===================================================================

Government Bonds 3.7%
Kingdom of Morrocco Restructured Loan (Tranche A)
    Loan Participation, FRN, 5.906%, 1/1/09                7,619         6,152
-------------------------------------------------------------------------------
Total Morocco  (Cost $6,296)                                             6,152
-------------------------------------------------------------------------------

NIGERIA=5.0%===================================================================

Government Bonds 5.0%
Central Bank of Nigeria
    Par (Series WW), STEP, 6.25%, 11/15/20
    (with attached value recovery rights)                  6,250         3,860
-------------------------------------------------------------------------------
    Promissory Notes, 3.357%, 1/5/10                      11,300         4,518
-------------------------------------------------------------------------------
Total Nigeria  (Cost $8,924)                                             8,378
-------------------------------------------------------------------------------


PANAMA=3.5%====================================================================

Government Bonds 3.5%
Republic of Panama
    FRN, 6.087%, 5/10/02                                   1,154         1,125
-------------------------------------------------------------------------------
    IRB, STEP, 4.00%, 7/17/14                              6,250         4,695
-------------------------------------------------------------------------------
Total Panama  (Cost $5,944)                                              5,820
-------------------------------------------------------------------------------


PERU=2.8%======================================================================

Government Bonds 2.8%
Republic of Peru IRB (US Series), STEP,
     3.75%, 3/7/17                              USD        8,645      $  4,787
-------------------------------------------------------------------------------
Total Peru  (Cost $4,470)                                                4,787
-------------------------------------------------------------------------------


PHILIPPINES=0.9%===============================================================

Government Bonds 0.9%
Republic of Philippines
    8.875%, 4/15/08                                        1,000           984
-------------------------------------------------------------------------------
    FLIRB (Series B), STEP, 6.00%, 6/1/08                    500           464
-------------------------------------------------------------------------------
Total Philippines  (Cost $1,467)                                         1,448
-------------------------------------------------------------------------------


POLAND=2.1%====================================================================

Government Bonds 1.2%
Republic of Poland Par, STEP, 3.00%, 10/27/24              3,500         2,109
-------------------------------------------------------------------------------
                                                                         2,109
-------------------------------------------------------------------------------

Corporate Bonds 0.9%
Poland Communications Sr. Notes
    (144a), 9.875%, 11/1/03                                1,500         1,485
-------------------------------------------------------------------------------
                                                                         1,485
-------------------------------------------------------------------------------
Total Poland  (Cost $3,855)                                              3,594
-------------------------------------------------------------------------------


RUSSIA=8.9%====================================================================

Government Bonds 8.4%
City of Moscow, 9.50%, 5/31/00 *                             700           430
-------------------------------------------------------------------------------
Russian roubles and OFZs, STEP
    0-30%, 12/15/01-1/21/04 *                   RUB       42,495           302
-------------------------------------------------------------------------------
Russian Federation
    11.75%, 6/10/03 *                           USD        1,000           608
-------------------------------------------------------------------------------
    8.75%, 7/24/05 *                                       3,600         1,804
-------------------------------------------------------------------------------
    10.00%, 6/26/07 *                                      9,000         4,534
-------------------------------------------------------------------------------
    11.00%, 7/24/18 *                                      2,575         1,284
-------------------------------------------------------------------------------
    12.75%, 6/24/28 *                                      1,500           853
-------------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 5.969%, 12/15/15 *                          14,449         2,321
-------------------------------------------------------------------------------
    Principal Loans, FRN, 5.969%, 12/15/20 *              17,370         2,139
-------------------------------------------------------------------------------
                                                                        14,275
-------------------------------------------------------------------------------
Corporate Bonds 0.1%
Rossiyskiy Kredit Bank, 10.25%, 9/29/00 *       USD        1,000  $        100
-------------------------------------------------------------------------------
                                                                           100
-------------------------------------------------------------------------------
Convertible Bonds 0.4%
Lukinter Finance, 3.50%, 5/6/02                            1,000           721
-------------------------------------------------------------------------------
                                                                           721
-------------------------------------------------------------------------------
Total Russia  (Cost $22,233)                                            15,096
-------------------------------------------------------------------------------

SOUTH=AFRICA=0.0%==============================================================

Bond Options Purchased 0.0%
Republic of South Africa, 12.00%, 2/28/05
    Call, 11/99 @ $14.75 *                      ZAR       10,000            39
-------------------------------------------------------------------------------
Total South Africa  (Cost $35)                                              39
-------------------------------------------------------------------------------


THAILAND=0.0%==================================================================

Warrants 0.0%
NSM Steel, Warrants, 2/1/08 *                   USD          633             1
-------------------------------------------------------------------------------
                                                                             1
-------------------------------------------------------------------------------
Corporate Bonds 0.0%
NSM Steel, (144a), 12.25%, 2/1/08 *                        1,000            50
-------------------------------------------------------------------------------
                                                                            50
-------------------------------------------------------------------------------
Total Thailand  (Cost $948)                                                 51
-------------------------------------------------------------------------------


TURKEY=1.2%====================================================================

Corporate Bonds 1.2%
Cellco Finance, 15.00%, 8/1/05                             2,000         2,070
-------------------------------------------------------------------------------
Total Turkey  (Cost $2,000)                                              2,070
-------------------------------------------------------------------------------


VENEZUELA=5.7%=================================================================

Government Bonds 5.7%
Republic of Venezuela
    9.25%, 9/15/27                                         4,000         2,690
-------------------------------------------------------------------------------
    DCB, FRN, 6.313%, 12/18/07                             6,476         5,021
-------------------------------------------------------------------------------
    Discount, FRN, (Series X-B), 6.00%, 3/31/20            1,000           660
-------------------------------------------------------------------------------
    FLIRB, (Series A), 6.00%, 3/31/07                        762           586
-------------------------------------------------------------------------------
    Par (Series W-A), (with attached
    value recovery rights), 6.75%, 3/31/20      USD          950  $        666
-------------------------------------------------------------------------------
Total Venezuela  (Cost $8,563)                                           9,623
-------------------------------------------------------------------------------

UNITED=STATES=2.2%=============================================================

Government Bonds 0.5%
U.S. Treasury Bond, Principal Only, 8/15/27                5,000           917
-------------------------------------------------------------------------------
                                                                           917
-------------------------------------------------------------------------------
Money Market Funds 1.7%
Reserve Investment Fund, 5.05% #                           2,792         2,792
-------------------------------------------------------------------------------
                                                                         2,792
-------------------------------------------------------------------------------
Total United States  (Cost $3,700)                                       3,709
-------------------------------------------------------------------------------


=Total=Investments=in=Securities===============================================
 97.3% of Net Assets (Cost $178,621)                              $    163,388

=Forward=Currency=Exchange=Contracts===========================================
 In thousands
                                                                Unrealized
 Counterparty      Settlement Receive           Deliver         Gain (Loss)
 _________________ ___________________________  ___________________________
 Chase Manhattan   7/26/99    USD      1,322    JPY    160,784  $    (12)
 Net unrealized gain (loss) on open forward
 currency exchange contracts                                             (12)

 Other Assets Less Liabilities                                         4,532

 NET ASSETS                                                     $    167,908

    #  Seven-day yield
    *  Non-income producing
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.9% of net assets.
  ARS  Argentinean peso
  EUR  Euro
  JPY  Japanese yen
  RUB  Russian rouble
  USD  U.S. dollar
  ZAR  South African rand
   EI  Eligible interest bond
FLIRB  Front loaded interest reduction bond
  FRB  Floating rate bond
  FRN  Floating rate note
  DCB  Debt conversion bond
  IAB  Interest arrears bond
  IAN  Interest arrears note
  IRB  Interest reduction bond
  NMB  New money bond
  PDI  Past due interest bond
 STEP Stepped coupon note for which interest rate will adjust on specified future date(s)

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Bond Fund
----------------------------------------
Unaudited                                                        June 30, 1999

STATEMENT OF ASSETS AND LIABILITIES

In thousands

Assets

Investments in securities, at value (cost $178,621)          $      163,388
Securities lending collateral                                        38,045
Other assets                                                          5,653
Total assets                                                        207,086
Liabilities
Obligation to return securities lending collateral                   38,045
Other liabilities                                                     1,133
Total liabilities                                                    39,178
NET ASSETS                                                   $      167,908
Net Assets Consist of:

Accumulated net investment income - net of distributions     $       (1,882)
Accumulated net realized gain/loss - net of distributions           (27,591)
Net unrealized gain (loss)                                          (15,283)
Paid-in-capital applicable to 17,892,487 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                  212,664
NET ASSETS                                                   $      167,908
NET ASSET VALUE PER SHARE                                    $      9.38

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------                                      Unaudited
STATEMENT OF OPERATIONS
-----------------------
                                                                       Emerging
                                        Global        International    Markets
                                        Bond Fund     Bond Fund        Bond Fund
                                        ---------     ---------        ---------
In thousands
                                        6 Months       6 Months        6 Months
                                        Ended          Ended           Ended
                                        6/30/99        6/30/99         6/30/99
                                        -------        -------         -------
Investment Income

Interest income                         $ 1,003      $  21,715      $    8,269
Expenses,
    Custody and accounting                  67             204              85
    Shareholder servicing                   56             767             217
    Investment management                   36           3,014             617
    Registration                            12              16              12
    Prospectus and shareholder reports       8              55              16
    Legal and audit                          8               9               8
    Directors                                3               3               3
    Miscellaneous                            2               3               1
    Total expenses                         192           4,071             959
Net investment income                      811          17,644           7,310
Realized and Unrealized Gain(Loss)
Net realized gain (loss)
    Securities                            (616)         (9,019)        (18,157)
    Foreign currency transactions         (369)         (1,648)             95
    Net realized gain (loss)              (985)        (10,667)        (18,062)
Change in net unrealized gain or loss
    Securities                          (2,894)        (91,276)         22,507
    Other assets and liabilities
    denominated in foreign currencies     (274)         (7,054)            397
    Change in net unrealized
          gain or loss                  (3,168)        (98,330)         22,904
Net realized and unrealized gain (loss) (4,153)       (108,997)          4,842
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                  $(3,342)      $ (91,353)    $   12,152


The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Global Bond Fund
------------------------------                                        Unaudited
    STATEMENT OF CHANGES IN NET ASSETS
    ---------------------------------                              In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $      811    $     2,213
   Net realized gain (loss)                                (985)         1,260
   Change in net unrealized gain or loss                 (3,168)         1,228
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     (3,342)         4,701
-------------------------------------------------------------------------------

  Distributions to shareholders
   Net investment income                                   (852)        (2,213)
   Net realized gain                                       (437)             -
-------------------------------------------------------------------------------
   Decrease in net assets from distributions             (1,289)        (2,213)
-------------------------------------------------------------------------------

  Capital share transactions*
   Shares sold                                            3,168          6,146
   Distributions reinvested                               1,014          1,701
   Shares redeemed                                       (6,270)       (12,478)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    (2,088)        (4,631)
-------------------------------------------------------------------------------

==Net=Assets===================================================================
  Increase (decrease) during period                      (6,719)        (2,143)
  Beginning of period                                    41,926         44,069
-------------------------------------------------------------------------------

===============================================================================
  End of period                                      $   35,207    $    41,926
===============================================================================

*Share information
   Shares sold                                              326            609
   Distributions reinvested                                 102            169
   Shares redeemed                                         (645)        (1,243)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding               (217)          (465)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Bond Fund
-------------------------------------                                 Unaudited
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------                             In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $   17,644    $    43,748
   Net realized gain (loss)                             (10,667)        23,657
   Change in net unrealized gain or loss                (98,330)        52,216
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    (91,353)       119,621
-------------------------------------------------------------------------------

  Distributions to shareholders
   Net investment income                                (18,349)       (43,748)
   Net realized gain                                     (9,976)             -
-------------------------------------------------------------------------------
   Decrease in net assets from distributions            (28,325)       (43,748)
-------------------------------------------------------------------------------

  Capital share transactions*
   Shares sold                                          131,206        242,652
   Distributions reinvested                              25,969         38,637
   Shares redeemed                                     (121,298)      (256,522)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    35,877         24,767
-------------------------------------------------------------------------------

==Net=Assets===================================================================
  Increase (decrease) during period                     (83,801)       100,640
  Beginning of period                                   926,471        825,831
-------------------------------------------------------------------------------

===============================================================================
  End of period                                      $  842,670    $   926,471
===============================================================================

*Share information
   Shares sold                                           13,082         24,641
   Distributions reinvested                               2,625          3,943
   Shares redeemed                                      (12,363)       (26,213)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              3,344          2,371

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Bond Fund
----------------------------------------                              Unaudited
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------                             In thousands

                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98

==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    7,310    $    15,034
   Net realized gain (loss)                             (18,062)        (9,925)
   Change in net unrealized gain or loss                 22,904        (39,787)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     12,152        (34,678)
-------------------------------------------------------------------------------

  Distributions to shareholders
   Net investment income                                 (9,386)       (15,034)
   Net realized gain                                          -         (1,606)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions             (9,386)       (16,640)
-------------------------------------------------------------------------------

  Capital share transactions*
   Shares sold                                           21,838        130,192
   Distributions reinvested                               8,481         15,078
   Shares redeemed                                      (13,288)       (59,260)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    17,031         86,010
-------------------------------------------------------------------------------

==Net=Assets===================================================================
  Increase (decrease) during period                      19,797         34,692
  Beginning of period                                   148,111        113,419
-------------------------------------------------------------------------------

===============================================================================
  End of period                                      $  167,908    $   148,111
===============================================================================

*Share information
   Shares sold                                            2,372         11,727
   Distributions reinvested                                 922          1,389
   Shares redeemed                                       (1,457)        (5,335)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              1,837          7,781

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------
Unaudited                                                         June 30, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Bond Fund (the Global
Fund), the International Bond Fund (the International Fund), and the Emerging Markets Bond Fund (the Emerging Markets Fund), nondiversified, open-end management investment companies, are three of the portfolios established by the corporation and commenced operations on December 31, 1990, September 10, 1986, and December 30, 1994, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed of traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased options are valued at the latest bid price.

     For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Unrealized gains and losses on forward currency exchange contracts are included in Other assets and other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements. Credits earned on daily, uninvested cash balances at the custodian are used to reduce each fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Emerging Markets At June 30, 1999, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Noninvestment-Grade Debt Securities At June 30, 1999, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Forward Currency Exchange Contracts At June 30, 1999, each fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movement in security values. Options are reflected in the accompanying Portfolio of Investments at market value.

     Securities Lending Each fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At June 30, 1999, the value of loaned securities and aggregate collateral in the securities lending collateral pool were as follows:

                                                                    Emerging
                               Global          International        Markets
                               Bond Fund       Bond Fund            Bond Fund
                               ---------       ---------            ---------
Loaned securities          $    3,060,000    $  72,355,000      $   37,138,000
Collateral                      3,570,000       87,932,000          38,045,000


     Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended June 30, 1999, were as follows:

                                                                    Emerging
                               Global          International        Markets
                               Bond Fund       Bond Fund            Bond Fund
                               ---------       ---------            ---------
U.S. government securities
       Purchases           $    4,864,000    $      -           $    3,711,000
       Sales                    9,134,000           -                2,608,000

Other securities
       Purchases               20,218,000      472,483,000          60,635,000
       Sales                   17,988,000      403,234,000          50,239,000


================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1998, the Emerging Markets Fund had capital loss carryforwards for federal income tax purposes of $6,491,000, all of which expires in 2006. The Emerging Markets Fund intends to retain gains realized in future periods that may be offset by available capital loss carry forwards.

     At June 30, 1999, the costs of investments for the Global, International, and Emerging Markets Funds were substantially the same for federal income tax purposes as for financial reporting and totaled $37,684,000, $905,552,000, and $178,621,000, respectively. Net unrealized gain (loss) on investments was as follows:

                                                                    Emerging
                               Global          International        Markets
                               Bond Fund       Bond Fund            Bond Fund
                               ---------       ---------            ---------
Appreciated investments     $   104,000     $   3,687,000        $  5,050,000
Depreciated investments      (2,231,000)      (71,384,000)        (20,283,000)
Net unrealized gain (loss)  $(2,127,000)    $ (67,697,000)       $(15,233,000)

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     Each fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $4,000, $475,000, and $110,000 were payable at June 30, 1999, by the Global, International, and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the Global Fund, 0.35% of average daily net assets for the International Fund, and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999 and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses of the Global and Emerging Markets Funds, which would cause each fund's ratio of total expenses to average net assets to exceed 1.00% for the Global Fund and 1.25% for the Emerging Markets Fund. Through December 31, 2002, Global and Emerging Markets Funds are required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.25%, respectively. Pursuant to the Global Fund's agreement, $93,000 of management fees were not accrued for the six months ended June 30, 1999; an additional $248,000 of unaccrued management fees from a previous agreement remains subject to reimbursement through December 31, 2000. Pursuant to the Emerging Markets Fund's previous agreement, $26,000 of unaccrued 1997-1998 fees were repaid during the six months ended June 30, 1999, and $166,000 remains subject to reimbursement through December 31, 2000.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Global, International, and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $100,000, $398,000 and $136,000, respectively, for the six months ended June 30, 1999, of which $20,000, $121,000 and $28,000, respectively, were payable at period-end.

     Additionally, each fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 36.8% of the outstanding shares of the International Fund and 59.0% of the outstanding shares of the Emerging Markets Fund at June 30, 1999. Spectrum International Fund held 1.9% of the outstanding shares of the Emerging Markets Fund at June 30, 1999. For the six months then ended, the International Fund was allocated $361,000 of Spectrum expenses, $52,000 of which was payable at period-end, and the Emerging Markets Fund was allocated $116,000 of Spectrum expenses, of which $21,000 was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Global, International, and Emerging Markets Funds for the six months ended June 30, 1999, totaled $26,000, $861,000 and $24,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.
================================================================================
T. Rowe Price Shareholder Services

INVESTMENT SERVICES AND INFORMATION
-----------------------------------

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including Tele*Access (Registration Mark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          COMBINED  STATEMENT  Overview of all your  accounts  with T. Rowe
          Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE Report Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS   Educational  reports  on  investment   strategies  and
          financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================
T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
----------------------------------------

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications

Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***

Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
----------------------------------------

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly named Florida Insured Intermediate Tax-Free.
***  Formerly named Tax-Free Insured Intermediate Bond.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
===========================================================================
T. Rowe Price Retirement Plans and Resources

          RETIREMENT PLANS AND RESOURCES

          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

          IRAs AND QUALIFIED PLANS
          ------------------------

          Traditional IRA
          Roth IRA
          Rollover IRA
          SEP-IRA
          SIMPLE IRA
          Profit Sharing

          Money Purchase Pension
          "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
          401(k)
          403(b)
          457 Deferred Compensation

          RETIREMENT RESOURCES AT T. ROWE PRICE
          -------------------------------------

          PLANNING AND INFORMATIONAL GUIDES
          ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INVESTMENT KITS
          ---------------
          The IRA Investing Kit
          Roth IRA Conversion Kit
          Rollover IRA Kit
          The T. Rowe Price SIMPLE IRA Plan Kit
          The T. Rowe Price SEP-IRA Plan
          The Simplified Keogh Plan [Registration Mark] From T. Rowe Price
          The T. Rowe Price 401(k) Century Plan [Registration Mark] (for small businesses)
          Money Purchase Pension/Profit Sharing Plan Kit
          Investing for Retirement in Your 403(b) Account
          The T. Rowe Price No-Load Variable Annuity Information Kit

          INSIGHTS REPORTS
          ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          SOFTWARE PACKAGES
          -----------------
          T. ROWE PRICE RETIREMENT PLANNING ANALYZER [TM] CD-ROM or diskette $19.95. To order, please call
          1-800-541-5760. Also available
          on the Internet for $9.95.

          T. ROWE PRICE VARIABLE ANNUITY ANALYZER [TM] CD-ROM or diskette, free. To order, please call 1-800-469-5304.

          Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

===========================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
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Baltimore, MD 21202

T. Rowe Price
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Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

T. Rowe Price Investment Services, Inc., Distributor.          C15-051  6/30/99